Exhibit 10.18

ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT

THIS ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this “Agreement”) is made as of August 14, 2015, by and among ARHC PPLVLGA01, LLC, a Delaware limited liability company, having an office at 405 Park Avenue, 14th Floor, New York, New York, 10022, Attn: Healthcare Counsel (“Borrower”), CADDIS MANAGEMENT COMPANY, LLC, a Texas limited liability company, having an office at _______________ (“Manager”), and RGA REINSURANCE COMPANY, having its address c/o RGA Mortgage Loan Servicing LLC, P.O. Box 771320, St. Louis, Missouri 63177 (“Lender”).
RECITALS OF FACT
The following recitals of fact are a material part of this Agreement:
A.    Borrower has assumed a loan made by ICM VI- Philip Center, LP, a Georgia limited partnership (the “Original Borrower”) evidenced by that certain Promissory Note in favor of Lender dated September 27, 2012 in the principal sum of $5,200,000.00 (the “Loan”).
B.    The Loan is secured, in part, by that certain Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated September 27, 2012, executed by Original Borrower in favor of Lender, filed and recorded in the office of the Clerk of the Superior Court for Gwinnett County, Georgia (the “Recorder’s Office”) on October 5, 2012 in Book 51698, Page 0177 (the “Security Instrument”) and encumbering the property commonly known as 455 Philip Boulevard, located in the City of Lawrenceville, County of Gwinnett, State of Georgia and legally described on Exhibit “A” attached hereto and by this reference made a part hereof (the real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the “Property”).
C.    The Security Instrument, the Note evidencing the Loan, that certain Assignment of Leases and Rents dated September 27, 2012, executed by Original Borrower in favor of Lender and recorded with the Recorder’s Office on October 5, 2012, in Book 51698, Page 0213 (the “Assignment of Rents”), this Assignment and Subordination of Management Agreement, the Separate Guaranty of Carveout Obligations of even date herewith executed American Realty Capital Healthcare Trust III, Inc. (“Guarantor”) in favor of Lender, and the Environmental Indemnity Agreement dated on or about the date hereof and executed by Borrower and Guarantor in favor of Lender and that certain Consent and Assumption Agreement With Release dated of even date herewith executed by, among others, Lender, Borrower and Guarantor are sometimes herein collectively referred to as the “Loan Documents.” Any capitalized term defined in any other Loan Document and not otherwise defined herein shall have the same meaning when used in this Agreement.
D.    Pursuant to a certain Management Agreement dated __________, 2015 between Borrower and Manager (the “Management Agreement”) (a true and complete copy of which Management Agreement, together with any and all amendments and modifications thereof, is attached hereto as Exhibit A), Borrower retained Manager to manage the Property on behalf of Borrower and Manager is entitled to certain management and other fees (the “Management Fees”) thereunder.

D.    Lender has required that Borrower cause the Management Agreement to be fully subordinated to the Note, the Security Instrument and the other Loan Documents as provided herein, and that Borrower and Manager enter into this Agreement with the Lender.
E.    Manager has agreed to subordinate the Management Agreement to the Note, the Security Instrument and the other Loan Documents and to comply with the other provisions of this Agreement, all as set forth below.
Agreement
In consideration of the Loan from Lender to Borrower, the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:
1.    Assignment of Management Agreement. Borrower hereby transfers and collaterally assigns to Lender all of Borrower’s right, title and interest in, to and arising from the Management Agreement, and in and to any operating accounts contemplated by the Management Agreement. This assignment is made for the purpose of securing performance by Borrower of the obligations of Borrower under the Loan Documents. Manager hereby acknowledges and consents to such assignment by Borrower to Lender.
2.    Subordination. The Management Agreement and all claims Manager may now have or may hereafter acquire against Borrower on account of services or obligations to be performed by Manager under the Management Agreement shall be and hereby are subordinated to the Note, the Security Instrument and the other Loan Documents, including, without limitation, all indebtedness and any interest, fees, costs or expenses thereon due or to become due to Lender under the Note, Security Instrument, or any other Loan Document. Notwithstanding anything to the contrary in this Agreement or the Management Agreement, Manager has no obligation to continue as Manager under the Management Agreement if Manager is not timely receiving compensation for its services thereunder, and upon any delay or termination of such payments, Manager may terminate the Management Agreement immediately upon notice to Borrower and Lender, without limitation of any other rights it may have with respect to such nonpayment, subject only to the rights to notice and opportunity to cure set forth in the Management Agreement and this Agreement.
3.    Covenants. Notwithstanding any provision of the Management Agreement seemingly to the contrary:
(a)    Borrower and Manager will not assign, alter, amend, or modify the Management Agreement and Borrower shall not terminate the Management Agreement without the prior written consent of Lender;
(b)    Borrower and Manager agree that, if: (i) the Property or any part thereof is sold upon foreclosure of the Security Instrument, or (ii) the Property or any part thereof is conveyed to Lender (or a nominee or entity designated by Lender) by deed in lieu of foreclosure, then in either such event, Lender (or the purchaser or person or entity taking title to the Property, as the case may be) shall have the right to terminate the Management Agreement upon giving not less than ten (10) days prior written notice of such termination to Manager;

(c)    The parties agree that neither Lender nor any person or entity taking title to the Property or any part thereof shall be:
(i)    bound by any amendment or modification of the Management Agreement made without the consent of Lender;
(ii)    liable for any act or omission or breach of Borrower under the Management Agreement; or
(iii)    subject to any claims, liabilities, offsets or defenses which Manager might have against Borrower; and
(d)    Borrower and Manager agree that, if: (i) a default by Manager shall occur under the Management Agreement, which default is not cured within any applicable grace or cure period, or (ii) the bankruptcy or insolvency of the Manager of the property shall occur, Lender shall have the right to immediately terminate, or to direct Borrower to immediately terminate, such Manager and to retain, or to direct Borrower to retain, a new manager approved by Lender.
4.    Default by Borrower Under Management Agreement. If Borrower defaults under the Management Agreement, Manager shall, before exercising any remedy, give written notice to Lender specifying the default and the steps necessary to cure same and Lender shall have thirty (30) days after delivery of such notice to cure such default or cause it to be cured if Lender elects to do so. Other than the foregoing notice requirement, nothing herein shall be construed to diminish, alter, or otherwise modify Manager’s right to terminate the Management Agreement in accordance with its terms. Without limiting the foregoing, the parties agree that, notwithstanding anything to the contrary herein or the Management Agreement, after the occurrence of an Event of Default, Manager may terminate the Management Agreement by delivering fifteen (15) days’ written notice to Borrower and Lender, unless prior to delivery of such notice Lender has agreed in writing to assume the obligations of “Owner” under the Management Agreement in accordance with Section 6(c). Notwithstanding anything in the Management Agreement to the contrary, the bankruptcy or insolvency of Borrower shall not terminate the Management Agreement if Manager continues to be timely paid all Management Fees (including applicable reimbursements) in accordance with the terms of the Management Agreement.
5.    Event of Default Under Loan Documents.
(a)    Upon the occurrence of a default under any of the Loan Documents, as determined by Lender in its sole discretion (an “Event of Default”), Lender shall give written notice of such Event of Default to Manager (a “Default Notice”). Until Manager’s receipt of written notice from Lender stating that such Event of Default has been cured, Manager will not demand, collect, or enforce against Borrower or accept from Borrower or any person for Borrower’s account, the payment of sums owing on account of the Management Agreement which may be earned after Manager’s receipt of the Default Notice regarding the Event of Default, unless and until the Note has been fully satisfied.
(b)    If Manager should at any time receive any payment on account of the Management Agreement which is not permitted by this Agreement, Manager will hold such payment as trustee for Lender and will promptly notify Lender thereof and will pay the same to Lender promptly upon demand, to be applied to the payment of the Note. Notwithstanding anything herein to the contrary, Manager shall have the right to receive, retain and use and not be obligated to return or refund to Lender any Management Fee or other fee, commission, reimbursement or other amount already received or earned by Manager prior to the date of Manager’s receipt of the Default Notice and to which Manager was entitled under this Agreement.
6.    Remedies of Lender. Lender shall not exercise any of its rights under this Section 6 until the occurrence of an Event of Default, but effective upon such occurrence:
(a)    Borrower hereby appoints Lender, its agents, employees, successors and assigns, Borrower’s true and lawful attorneys, such power being coupled with an interest, irrevocably with full power in the name and on behalf of Borrower or otherwise to do, execute, and perform any other act, matter, or thing whatsoever that, in the reasonable opinion of Lender, ought to be done, executed, and performed in connection with the Management Agreement, as fully as Borrower could do in such situation;
(b)    At Lender’s option, Lender may deliver a Default Notice to Manager and thereafter exercise in its own name any and all rights of Borrower under the Management Agreement, including without limitation, the right to direct that all rents, security deposits, issues, proceeds and profits of the Property collected by Manager, after payment of all costs and expenses of operating the Property, shall be applied in accordance with Lender’s written directions to Manager;
(c)    At Lender’s option, Lender may assume the obligations of Borrower under the Management Agreement and, upon delivery to Manager of written notice of such event, Manager will continue performance of its duties under the Management Agreement provided Lender fulfills all of the obligations of Borrower from and after such election by Lender in accordance with the Management Agreement; and
(d)At Lender’s option, Lender may, upon no less than thirty (30) days prior written notice from Lender to Manager, terminate the Management Agreement and require Manager to transfer its responsibility for management of the Property to a management company selected by Lender in Lender’s discretion.
7.    Lender’s Right to Replace Manager. In addition to the foregoing, in the event that Lender, in Lender’s discretion, at any time during the term of this Agreement, determines that the Property is not being managed in accordance with generally accepted management practices for properties similar to the Property, Lender shall deliver written notice thereof to Borrower and Manager, which shall specify the grounds for Lender’s determination. If Lender reasonably determines that the conditions specified in Lender’s notice are not remedied to Lender’s satisfaction by Borrower or Manager within thirty (30) days from receipt of such notice or that Borrower or Manager has failed to diligently undertake correcting such conditions within such 30-day period, Lender may direct Borrower to terminate the Management Agreement and replace Manager with a management company acceptable to Lender in Lender’s discretion or as otherwise permitted under the Security Instrument.

8.    Termination of Management Agreement Without Liability to Lender. Any termination of the Management Agreement by or at the request of Lender pursuant to this Agreement shall be without penalty, cost, liability or premium to Lender, notwithstanding anything set forth in the Management Agreement to the contrary.
9.    No Obligations of Lender. Notwithstanding anything herein contained to the contrary, (a) Borrower shall remain liable under the Management Agreement to perform all of Borrower’s obligations thereunder in accordance with and pursuant to the terms and provisions thereof, and Borrower agrees to perform such obligations at its sole cost and expense; (b) any obligations of Borrower under the Management Agreement may be performed by Lender or its nominee or other assignee without releasing Borrower therefrom (or from its other obligations under the Management Agreement) and without resulting in any assumption of said obligation (or of such other obligations) by Lender; and (c) Lender shall have no obligation or liability under or with respect to the Management Agreement or any covenants of Borrower thereunder by reason of or arising out of the assignment herein, nor shall Lender be required or obligated in any manner to perform or fulfill any obligations of Borrower under or pursuant to the Management Agreement unless and until Lender assumes the obligations of Borrower pursuant to the terms of Section 6(c) or otherwise.
10.    Representations and Warranties. Borrower and Manager represent and warrant to Lender that: (a) all Management Fees and other sums, if any, required to be paid as of the date hereof under the terms of the Management Agreement have been paid; (b) the Management Agreement has not been modified, amended or supplemented (except by instruments, if any, included as a part of Exhibit A hereto) and is in full force and effect and is enforceable in accordance with its terms; (c) there is no presently existing default by either party under the Management Agreement or other event which with notice and/or the passage of time may be a default by either party thereunder; (d) the Management Agreement has not been assigned to anyone other than Lender; and (e) Borrower’s right, title and interest of, in and to the Management Agreement is not now subject to any liens, encumbrances or security interests.
11.    Lender’s Agreement. Unless and until Manager receives a Default Notice, Lender agrees that Manager shall be entitled to render performance under the Management Agreement to and as directed by Borrower, notwithstanding this assignment and any sums due to Borrower or Manager under the Management Agreement shall be paid directly to Borrower or Manager, as per the terms thereof.
12.    Notices. All notices required or permitted hereunder shall be given as provided in the Security Instrument, provided that the address of the Manager for any such notice shall be the address set forth on the first page of this Agreement.
13.    Termination. Upon the (a) full performance and satisfaction of all obligations of Borrower under the Loan Documents, including the payment in full of the Note; and (b) the release of record of the Security Instrument, this Agreement shall terminate.
14.    Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of Borrower, Manager and Lender and their respective successors and assigns. Neither Borrower nor Manager shall assign any of its rights and obligations under this Agreement without the prior written consent of Lender.

15.    Governing Law. This Agreement shall be governed by the laws of the state where the Property is located.
16.    Determinations by Lender. In any instance where the judgment, consent, approval or discretion of Lender is required under this Agreement for any matter or thing or Lender shall have an option, election or right of determination or any other power to decide any matter relating to the terms and conditions of this Agreement, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised. Such Decision Power and each other power granted to Lender pursuant to this Agreement or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer and/or attorney in fact), and Borrower hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent.
17.    Entire Agreement; Amendment and Waiver. This is the entire agreement among the parties with respect to the matters set forth herein, and all prior oral and written agreements with respect to the matters set forth herein are superseded by the terms of this Agreement. This Agreement, including the provisions of this Section, may not be modified except by written amendment to this Agreement signed by the parties affected by the same, and the parties hereby: (a) expressly agree that it shall not be reasonable for either of them to rely on any alleged, non-written amendment to this Agreement; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Agreement; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement. No specific waiver of any of the terms of this Agreement shall be considered as a general waiver. Borrower, Lender and Manager agree that in the event of any inconsistency or conflict with the provisions of this Agreement and the provisions of the Management Agreement, the provisions of this Agreement shall control.

18.    Severability. The invalidity, illegality or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.
19.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. The failure of any party hereto to execute this Agreement shall not relieve the other signatories from their obligations hereunder.

SEE NEXT PAGE FOR SIGNATURES

IN WITNESS WHEREOF, the parties hereto have executed, or have caused their respective duly authorized officers to execute, this Agreement.

ARHC PPLVLGA01, LLC
a Delaware limited liability company

By:/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Its: Authorized Signatory

CADDIS MANAGEMENT COMPANY, LLC
a Texas limited liability company

By: /s/ Jason L. Signor
Name: Jason L. Signor
Its: Manager

RGA REINSURANCE COMPANY

By: /s/ Michael McLellan
Name: Michael McLellan
Title: SVP

EXHIBIT A

COPY OF MANAGEMENT AGREEMENT